July 2, 1997


                     THE DREYFUS THIRD CENTURY FUND, INC.

              Supplement to Statement of Additional Information
                            dated October 1, 1996


     The following information amends the information contained in the section of the Fund's Statement of Additional Information entitled "Investment Advisory Agreements - Amended and Restated Sub Investment Advisory Agreement."

     Stephon Jackson has resigned from NCM Capital Management Group, Inc. He is being replaced by Clifford Mpare, Jr. as one of the Fund's Portfolio Managers.